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                                                                   EXHIBIT 10.10


                                SECOND AMENDMENT

               SECOND AMENDMENT (this "Amendment"), dated as of January 31, 2003, among ENDURANCE SPECIALTY HOLDINGS LTD. (the "Parent Borrower"), a company organized under the laws of Bermuda, the lending institutions listed from time to time on Annex I to the Term Loan Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), and JPMORGAN CHASE BANK, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Term Loan Agreement referred to below.


                              W I T N E S S E T H:
                              - - - - - - - - - -


               WHEREAS, the Parent Borrower, the Lenders and the Administrative Agent are parties to a Term Loan Agreement, dated as of August 13, 2002 (as amended, modified and supplemented to, but not including, the date hereof, the "Term Loan Agreement"); and

               WHEREAS, the parties hereto wish to amend the Term Loan Agreement on the terms and subject to the conditions contained herein;

               NOW, THEREFORE, it is agreed:

               1. Section 3.02(c) of the Term Loan Agreement is hereby amended by (i) deleting the text "50%" and inserting the text "25%" in lieu thereof and
(ii) inserting the following proviso at the end thereof:

               "; provided that not more than $55,000,000 in the aggregate shall be required to be applied pursuant to this Section 3.02(c)".

               2. In order to induce the Lenders to enter into this Amendment, the Parent Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Second Amendment Effective Date (as defined below), after giving effect to this Amendment, and (y) all of the representations and warranties contained in the Term Loan Agreement and in the other Credit Documents shall be true and correct in all material respects on the date hereof, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

               3. The Parent Borrower hereby agrees to pay to the Administrative Agent for distribution to each Lender which has delivered an executed counterpart hereof by 5:00 p.m. (New York City time) on January 31, 2003 as provided in Section 7 of this Amendment a non-refundable cash fee in an amount equal to 7.5 basis points (0.075%) of an amount equal to the sum of the outstanding principal amount of Term Loans of such Lender as same is in effect on the date of payment thereof as provided below (after giving effect to any repayment of Term Loans on such date pursuant to this Amendment), which fee shall be payable on the earlier of (i) the Business Day following the date of the consummation of the Parent Borrower's initial public offering of its equity securities (the "IPO") and (ii) July 31, 2003.


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               4. This Amendment is limited as specified and shall not
constitute a modification, acceptance or waiver of any other provision of the Term Loan Agreement or any other Credit Document.

               5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Parent Borrower and the Administrative Agent.

               6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               7. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when the Parent Borrower and the Required Lenders shall have signed a counterpart hereof and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

               8. From and after the Second Amendment Effective Date, all references in the Term Loan Agreement and each of the other Credit Documents to the Term Loan Agreement shall be deemed to be references to the Term Loan Agreement as modified hereby.

                                      * * *


                                      -2-

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               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       ENDURANCE SPECIALTY HOLDINGS LTD.





                                       By /s/ KENNETH J. LESTRANGE
                                          Name: Kenneth J. Lestrange
                                          Title: President and Chief
                                                 Executive Officer





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                                       JPMORGAN CHASE BANK, Individually and as
                                         Administrative Agent





                                       By /s/ HELEN L. NEWCOMB
                                          Name: Helen L. Newcomb
                                          Title: Vice President





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                                       The Bank of Bermuda Limited

                                       By: /s/ Zane Hurst
                                          -------------------------
                                       Name: Zane Hurst
                                       Title: Vice President


                                       By: /s/ Craig Tucker
                                          -------------------------
                                       Name: Craig Tucker
                                       Title: Vice President

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                                       THE BANK OF N.T. BUTTERFIELD & SON
                                       LIMITED

                                       By: /s/ Jonathan W. Raynor
                                          -------------------------
                                       Name: Jonathan W. Raynor
                                       Title: Vice President


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                                       THE BANK OF NEW YORK


                                       By: /s/ David Trick
                                          -------------------------
                                       Name: David Trick
                                       Title: Vice President

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                                       BARCLAYS BANK PLC

                                       By: /s/ C M J Lee
                                          -------------------------
                                       Name: C M J Lee
                                       Title: Manager


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                                       COMERICA BANK

                                       By: /s/ Martin G. Ellis
                                          -------------------------
                                       Name: Martin G. Ellis
                                       Title: Vice President

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                                       Credit Lyonnais New York Branch

                                       By: /s/ Sebastian Rocco
                                          -------------------------
                                       Name: Sebastian Rocco
                                       Title: Senior Vice President